                                  CERTIFICATION

Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Certified Shareholder Report of RiverSource Money Market Series, Inc. (the "Trust") on Form N-CSR for the period ending July 31, 2010, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date: September 20, 2010                   /s/ J. Kevin Connaughton
                                           -------------------------------------
                                           J. Kevin Connaughton
                                           President and Principal Executive
                                           Officer


Date: September 20, 2010                   /s/ Jeffrey P. Fox
                                           -------------------------------------
                                           Jeffrey P. Fox
                                           Treasurer and Principal Financial
                                           Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.